FINANCIAL INVESTORS TRUST

Jefferies Asset Management Commodity Strategy Allocation Fund (the “Fund”)

Class A, Class C and Class I Shares

SUPPLEMENT DATED MAY 18, 2012 TO THE

SUMMARY PROSPECTUS, PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION FOR THE FUND, DATED AUGUST 31, 2011, AS SUPPLEMENTED FROM TIME TO TIME

Effective May 18, 2012, Satch Chada will join the portfolio management team with respect to the Fund.  Therefore, effective May 18, 2012, the following changes are being made with respect to the Fund:

Summary Prospectus/Summary Section

The section titled “Portfolio Managers” is hereby deleted and replaced in its entirety with the following:

Portfolio Managers

Robert B. Hyman, Senior Vice President of CoreCommodity Management, LLC, has been the portfolio manager of the Fund and the Cayman Subsidiary since they commenced trading operations (and co-portfolio manager since May 2012).  Satch Chada, President of the Investor Solutions Group of CoreCommodity Management LLC, has been co-portfolio manager of the Fund and the Cayman Subsidiary since May 2012.

Prospectus

The sub-section titled “Jefferies Asset Management Commodity Strategy Allocation Fund,” under the section titled “The Portfolio Managers” on page 79 of the prospectus shall be deleted and replaced in its entirety with the following:

Jefferies Asset Management Commodity Strategy Allocation Fund

The portfolio managers are primarily responsible for the day-to-day operation of the Fund and the Cayman Subsidiary.  The Fund’s portfolio managers collectively arrive at investment decisions.

Portfolio Managers	Past 5 Years’ Business Experience
Robert B. Hyman

Senior Vice President for CoreCommodity Management, LLC (“CCM”) and Co-Portfolio Manager to the Fund and its Cayman Subsidiary.  Mr. Hyman re-joined CCM in June 2010.  From January 2004 to April 2006, Mr. Hyman was a portfolio manager for Jefferies Asset Management, LLC (now known as CoreCommodity Management, LLC) in its Real Asset Division, where he traded commodity futures, options, indices, foreign exchange, ETFs and commodity related equities.  During his 30-

plus years successfully trading commodities and commodity related products, Mr. Hyman has held a number of trading and risk control positions, including proprietary trading positions at Lehman Brothers, Amerada Hess Crude & Gas Co. and Drexel Burnham Lambert.  Most recently, from April 2007 to February 2009, Mr. Hyman was a proprietary trader for First New York Securities, LLC, where he traded commodity futures, time spreads, exchange for physicals and commodity-related equities.  From August 2009 to May 2010, Mr. Hyman was a proprietary trader at The Gelber Group, focusing on commodity futures, spreads and foreign exchange trading.  Mr. Hyman graduated from Dartmouth College in 1978 with a Bachelor of Arts degree in Government.  Mr. Hyman has been Portfolio Manager of the Fund and the Cayman Subsidiary since its inception in June 2010 (and Co-Portfolio Manager since May 2012).

Satch Chada

Mr. Chada is President of the Investor Solutions Group of CoreCommodity Management LLC and Co-Portfolio Manager to the Fund and its Cayman Subsidiary.  Prior to joining CCM in February 2009, Mr. Chada was a Managing Director at Merrill Lynch responsible for Structured Products Origination business globally for the Merrill Lynch’s Wealth Management business.  He has a track record for innovation and has led the development of new products and platforms, including the HOLDRS, ELEMENTS and TRAKRS programs. He began his career at Merrill Lynch in 1997 as an equity derivatives trader responsible for trading Japanese index and index-linked products. Mr. Chada has a B.S. in Computer Science from The University of Michigan, a M.S. in Computer Science from Michigan State University and an M.B.A. from the University of Chicago. Mr. Chada has been Co-Portfolio Manager of the Fund and its Cayman Subsidiary since May 2012.

Statement of Additional Information

The following information regarding the other accounts managed by Mr. Chada shall be added under the heading/subheading “PORTFOLIO MANAGERS/Other Accounts Managed” on page 106 of the Statement of Additional Information:

Portfolio Manager(s)	Registered InvestmentCompanies		Other Pooled InvestmentVehicles*		Other Accounts
	Number	Total Assets (in millions)	Number	Total Assets (in millions)	Number	Total Assets (in millions)
Jefferies Asset Management Commodity Strategy Allocation Fund
Satch Chada (Co-Portfolio Manager)	0	$0	0	$0	0	$0

The following information concerning Mr. Chada’s ownership with respect to the Fund shall be added to the table under the heading/subheading “PORTFOLIO MANAGERS/Ownership of Securities” on page 119 of the Statement of Additional Information:

Portfolio Manager(s)	Dollar Range of Ownership of Securities
Jefferies Asset Management Commodity Strategy Allocation Fund
Satch Chada	$10,001-$50,000

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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